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                                                                   EXHIBIT 10.26

                         REGISTRATION RIGHTS AGREEMENT


       THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of February 20, 1997, is entered into by and among Capstar Broadcasting Partners, Inc., a Delaware corporation (the "Company") and Frank D. Osborn ("Osborn").

       In consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

       Section 1.1   Definitions.

       "Advice" shall have the meaning provided in Section 2.3 hereof.

       "Affiliate, means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person.

       "Agreement" means this Registration Rights Agreement, as such from time to time may be amended.

       "Appraised Value" means, as to any Purchasable Securities, the fair market value of such Purchasable Securities at the date of the Purchase Notice as determined by an Independent Financial Expert selected by the Company within 10 days after the giving of a Purchase Notice; provided, however, if Osborn shall object to such determination within 10 days after being notified thereof by the Company, Osborn shall within 10 days of such notice select an Independent Financial Expert to determine the fair market value of such Purchasable Securities on behalf of Osborn. In the event that the Independent Financial Experts selected by each of the Company and Osborn cannot agree on the fair market value of such Purchasable Securities, then the two Independent Financial Experts shall promptly mutually select a third Independent Financial Expert to determine the fair market value of such Purchasable Securities, and the value selected by such third firm shall be binding on all the parties hereto. Each such Independent Financial Expert may use any customary method of determining fair market value. The cost of the Independent Financial Expert selected by the Company shall be paid by the Company, the cost of the Independent Financial Expert, if any, selected by Osborne shall be paid by Osborn, and the cost of the Independent Financial Expert, if any, mutually selected by the two Independent Financial Experts appointed by each of the Company and Osborn shall be paid one-half by the Company and one-half by Osborn. In determining the Appraised Value, the Independent Financial Expert may assume that the Common Stock of the Company is publicly traded and that the Common Stock constituting the Purchasable Securities is freely tradable and no minority position discount shall be made.

       "Business Day" means a day that is not a Legal Holiday.

       "Capstar L.P." means Capstar Broadcasting Partners, L.P., a Delaware limited partnership.

       "Change of Control" means the first to occur of the following events:
(i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets
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of the Company to any Person or group of related Persons for purposes of
Section 13(d) of the Exchange Act (a "Group"), other than one or more members of the HMC Group, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group (other than one or more members of the HMC Group) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.

       "Common Stock" means shares of the Common Stock, $0.01 par value per share, of the Company, and any capital stock into which such Common Stock thereafter may be changed.

       "Common Stock Equivalents" means without duplication with any other Common Stock or Common Stock Equivalents, any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock of the Company and securities convertible or exchangeable into Common Stock of the Company, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

       "Company" shall have the meaning set forth in the introductory paragraph hereof.

       "Continuing Director" means, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company as of the date of this Agreement, (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election, or (iii) is a member of the HMC Group.

       "Demand Registration" shall have the meaning set forth in Section 2.1.1 hereof.

       "Demand Request" shall have the meaning set forth in Section 2.1.1.
hereof.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

       "HMC Group" means HMTF and its Affiliates (including Capstar L.P.) and its and their respective officers, directors, and employees (and members of their respective families and trusts for the primary benefit of such family members).

       "HMTF" means Hicks, Muse, Tate & Furst Incorporated, a Texas corporation.

       "Independent Financial Expert" means any investment bank which is registered as a broker dealer under the Exchange Act and has aggregate net capital of at least $50 million.

       "Inspectors" shall have the meaning provided in Section 2.2 hereof.

       "Legal Holiday" shall have the meaning provided in Section 4.2 hereof.

       "NASD" shall have the meaning provided in Section 2.2 hereof.

       "Option Shares" means at any time shares of Common Stock issuable to Osborn under any Common Stock Equivalents then owned by Osborn.





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       "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

       "Purchasable Securities" shall have the meaning in Section 3.1.1.

       "Purchase Option" shall have the meaning provided in Section 3.1.1.

       "Purchase Notice" shall have the meaning in Section 3.1.1.

       "Qualified IPO" means a firm commitment underwritten public offering of Common Stock for cash pursuant to a registration statement under the Securities Act; provided that the term "Qualified IPO" shall not include a public offering made pursuant to a Demand Request.

       "Records" shall have the meaning provided in Section 2.2 hereof.

       "Registrable Shares" means at any time (i) the Common Stock of the Company then owned by Osborn, whether owned on the date hereof or acquired hereafter and (ii) the Option Shares; provided, however, that Registrable Shares shall not include any shares that have been assigned or transferred by Osborn to any other Person.

       "Registration Expenses" shall have the meaning provided in Section 2.4 hereof.

       "Required Filing Date, shall have the meaning provided in Section 2.1.1(b) hereof.

       "SEC" means the Securities and Exchange Commission.

       "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

       "Seller Affiliates" shall have the meaning provided in Section 2.5.1 hereof.

       "Suspension Notice" shall have the meaning provided in Section 2.3 hereof.

       Section 1.2 Rules of Construction. Unless the context otherwise requires

              (1)    a term has the meaning assigned to it;

              (2)    "or" is not exclusive;

              (3) words in the singular include the plural, and words in the plural include the singular;

              (4)    provisions apply to successive events and transactions;
       and

              (5) "herein," "thereof" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.





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                                   ARTICLE 2

                              REGISTRATION RIGHTS

       Section 2.1   Demand Registration.

       2.1.1  Request for Registration.

              (a) At any time within 30 days after the tenth anniversary of the date of this Agreement, Osborn may request the Company, in writing (a "Demand Request"), to effect the registration under the Securities Act of all or part of his Registrable Shares (a "Demand Registration"); provided that the right of Osborn to make a Demand Request shall terminate upon the first to occur of a Qualified IPO, or a Change of Control.

              (b) The Demand Request shall specify the number of Registrable Shares proposed to be sold. Subject to Section 2.1.5 and Section 2.1.6, the Company shall file the Demand Registration within 90 days after receiving a Demand Request (the "Required Filing Date") and shall use all commercially reasonable efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided, that the Company need effect only one Demand Registration.

       2.1.2 Effective Registration and Expenses. A registration will not count as a Demand Registration until it has become effective (unless Osborn has withdrawn all of his Registrable Shares and the Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration); provided, that if, after it has become effective, an offering of Registrable Shares pursuant to a registration is interfered with by any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected and will not count as a Demand Registration and Osborn shall thereafter have the right at any time within 30 days after such interference shall have been resolved to make a second Demand Request for a Demand Registration.

       2.1.3 Selection of Underwriters. The offering of Registrable Shares pursuant to a Demand Registration shall be in the form of a "firm commitment" underwritten offering. Osborn shall select the investment banking firm or firms to manage the underwritten offering; provided that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

       2.1.4 Priority on Demand Registrations. No securities to be sold for the account of any Person (including the Company) other than Osborn shall be included in a Demand Registration unless the managing underwriter or underwriters shall advise the Company or Osborn in writing that the inclusion of such securities will not materially and adversely affect the price or success of the Demand Registration.

       2.1.5 Deferral of Filing. The Company may defer the filing (but not the preparation) of a registration statement required by Section 2.1 until a date not later than 180 days after the Required Filing Date (or, if longer, 180 days after the effective date of the registration statement contemplated by clause (ii) below) if (i) at the time the Company receives the Demand Request, the Company or any of its Subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders or would have a material adverse effect on any





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such confidential negotiations or other confidential business activities, or
(ii) prior to receiving the Demand Request, the Board of Directors had determined to effect a registered underwritten public offering of the Company's securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section
2.1.5 shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 2.1.5, the Company shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to Osborn a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 2.1.5 and a general statement of the reason for such deferral and an approximation of the anticipated delay.
The Company may defer the filing of the registration statement pursuant to this
Section 2.1.5 only once.

       Section 2.1.6 No Obligation to Proceed. Notwithstanding any provision contained herein to the contrary, the Company's obligations hereunder to effect a Demand Registration pursuant to a Demand Request made hereunder shall terminate in full upon the giving of a Purchase Notice pursuant to Section 3.1 or upon the Company effecting a Qualified IPO after the receipt of the Demand Request within the deferral period as contemplated by clause (ii) of Section 2.1.5.

       2.2 Registration Procedures. Whenever Osborn has requested that any Registrable Shares be registered pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

       (i) prepare and file with the SEC a registration statement on any appropriate form under the Securities Act with respect to such Registrable Shares and use its commercially reasonable efforts to cause such registration statement to become effective;

       (ii) prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

       (iii) furnish to the seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as the seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by the seller or the sale of such securities by such underwriters (it being understood that, subject to Section
2.3 and the requirements of the Securities Act and applicable State securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Shares covered by the registration statement of which such prospectus, amendment or supplement is a part);





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       (iv)   use its commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests; use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable the seller to consummate the disposition of the Registrable Shares owned by the seller in such jurisdictions (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction);

       (v) promptly notify the seller and each underwriter and (if requested by any such Person) confirm such notice in writing (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (C) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

       (vi) make generally available to the Company's securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 30 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

       (vii) if requested by the managing underwriter or the seller promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or the seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Shares being sold by the seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

       (viii) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to the seller;

       (ix) cooperate with the seller and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or the seller may request and keep





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available and make available to the Company's transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

       (x) promptly make available for inspection by the seller, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (x) if (A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (A) or (B) such holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that each holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

       (xi) furnish to the underwriter a signed counterpart of (A) an opinion or opinions of counsel to the Company, and (B) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the managing underwriter reasonably requests;

       (xii) cause the Registrable Shares included in any registration statement to be (A) listed on each securities exchange, if any, on which any securities issued by the Company are then listed, or (B) authorized to be quoted and/or listed (to the extent applicable) on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") or the NASDAQ National Market System if the Registrable Shares so qualify;

       (xiii) provide a CUSIP number for the Registrable Shares included in any registration statement not later than the effective date of such registration statement;

       (xiv) cooperate with the seller and each underwriter participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD");

       (xv) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

       (xvi) notify the seller of Registrable Shares promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;





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       (xvii) prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Company or the managing underwriter, is required in connection with the distribution of the Registrable Shares;

      (xviii) enter into such agreements (including underwriting agreements in the managing underwriter's customary form) as are customary in connection with an underwritten registration; and

       (xix) advise the seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

       2.3 Suspension of Dispositions. Upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 2.2(v)(C), Osborn will forthwith discontinue disposition of Registrable Shares until such Osborn's receipt of the copies of the supplemented or amended prospectus, or until he is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, Osborn will deliver to the Company all copies, other than permanent file copies then in Osborn's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Section 2.2(ii) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Company shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

       2.4 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Article 2 including, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Shares), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by Osborn), messenger and delivery expenses, the Company's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with any listing of the Registrable Shares, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, and the reasonable fees and expenses of one firm of counsel for Osborn (all such expenses being herein called "Registration Expenses") will be borne by the Company whether or not any registration statement becomes effective; provided that, except as expressed otherwise provided above, in no event shall Registration Expenses include any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Shares or any counsel, accountants, or other persons retained or employed by Osborn.





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       2.5    Indemnification.

       2.5.1 The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, Osborn as a seller of Registrable Shares, and each of his employees, advisors, agents and representatives and any agent or investment advisor thereof (collectively, the "Seller Affiliates") (A) against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, attorneys' fees and disbursements except as limited by 2.5.3) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, and (C) against any and all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, to the extent that any such expense or cost is not paid under subparagraph (A) or (B) above; except insofar as the same are made in reliance upon and in strict conformity with information furnished in writing to the Company by Osborn or any Seller Affiliate for use therein or arise from Osborn's or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished Osborn or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 2.5.1 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

       2.5.2 In connection with any registration statement of Registrable Shares, Osborn will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, Osborn will indemnify the Company and its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 2.5.3) resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing by Osborn or any of his Seller Affiliates specifically for inclusion in the registration statement; provided that the liability of Osborn will be limited to, the net amount received by Osborn from the sale of Registrable Shares pursuant to such registration statement; provided, however, that Osborn shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, Osborn has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

       2.5.3 Any Person entitled to indemnification hereunder will (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to





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give such notice shall not limit the rights of such Person) and (B) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (X) the indemnifying party has agreed to pay such fees or expenses, or (Y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) such settlement or compromise contains a full and unconditional release of the indemnified party or (2) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

       2.5.4 Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.5.1 or Section 2.5.2 are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 2.5.4 were determined by pro rata allocation (even if Osborn or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.5.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in
Section 2.5.3, defending any such action or claim. Notwithstanding the provisions of this Section 2.5.4, Osborn shall not be required to contribute an amount greater than the dollar amount by which the proceeds received by Osborn with respect to the sale of any Registrable Shares exceeds the amount of damages which Osborn has otherwise been required to pay by reason of such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       If indemnification is available under this Section 2.5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in
Section 2.5.1 and Section 2.5.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.5.4.

       2.5.5 The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of the Registrable Shares.


                                   ARTICLE 3

                                PURCHASE OPTION

       Section 3.1.  Purchase Option.

       3.1.1 Purchase Option. After the Company's receipt of a Demand Request, the Company shall have the option (the "Purchase Option") to purchase, and if the Purchase Option is exercised, Osborn (or the executor or administrator of Osborn's estate, in the event of his death, or Osborn's legal representative in the event of his incapacity) (hereinafter, collectively with Osborn, the "Grantor") shall sell to the Company, (or as provided in Section
3.1.4 an assignee of the Company) all of the shares of Common Stock and Common Stock Equivalents held by the Grantor (such shares of Common Stock and Common Stock Equivalents collectively being referred to as the "Purchasable Securities"), subject to the Company's (or, if applicable, its assignee) compliance with the conditions hereinafter set forth. The Company (acting for itself or, if applicable, its assignee) shall give notice (the "Purchase Notice") in writing to the Grantor of the exercise of the Purchase Option within 30 days after the Company' receipt of a Demand Request. If no Purchase Notice is given within the time limit specified above, the Purchase Option shall terminate.

       3.1.2 Closing. Unless otherwise agreed by the Grantor and the Company, (acting for itself or, if applicable, its assignee) the closing of an exercise of the Purchase Option will take place at the offices of the Company in Dallas, Texas, on the fifth Business Day after the purchase price has been established as contemplated by Section 3.1.3. At the closing, the Company (of, if applicable, its assignee) will pay the purchase price to the Grantor in cash (by certified or cashier's check) upon the Grantor's delivering to the Company (or, if applicable, its assignee) valid certificates or agreements evidencing all Purchasable Securities being purchased pursuant to the exercise of the Purchase Option. Certificates or agreements representing the Purchasable Securities will be duly endorsed (with signature guaranteed) for transfer to the Company (or, if applicable, its assignee). Upon delivery of such certificates or agreements to the Company if applicable, its assignee) , the Grantor will be deemed to represent and warrant to the Company (or, if applicable, its assignee) that the transferred Purchasable Securities are owned by the Grantor free and clear of all liens, adverse claims, and other encumbrances other than those arising under any Stockholders Agreement or similar agreement between Osborn and the Company. The occurrence of the closing shall be conditioned upon such representation and warranty being true and correct as of the closing date. The Company (or, if applicable, its assignee) and the Grantor will promptly perform, whether before or after any Purchase Option closing, such additional acts (including without limitation executing and delivering additional documents) as are reasonably required by either such party to effect more fully the transactions contemplated hereby.

       3.1.3 Exercise Price. Unless the Company (or, if applicable, its assignee) and Grantor otherwise agree, the purchase price for the Purchasable Securities will equal the Appraised Value thereof.

       3.1.4 Assignment of Purchase Option. The Purchase Option may be assigned or transferred in whole or in part by the Company to any one or more members of the HMC Group without any consent or other action on the part of any other party hereto.


                                   ARTICLE 4

                                 MISCELLANEOUS

       Section 4.1 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

       If to the Company:

              Capstar Broadcasting Partners, Inc.
              200 Crescent Court, Suite 1600
              Dallas, Texas  75201
              Attention:  President

       Copies to:

              Vinson & Elkins L.L.P.
              3700 Trammell Crow Center
              2001 Ross Avenue
              Dallas, Texas  75201
              Attention:  Michael D. Wortley

       If to Osborn:

              Frank D. Osborn
              174 Hamlock Hill Road
              New Canaan, Connecticut

       Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

       If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

       Section 4.2 Legal Holidays. A "Legal Holiday" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions at such place are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest on the amount of such payment shall accrue for the intervening period.

       Section 4.3 Governing Law; Jurisdiction. THIS STOCKHOLDERS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

       Section 4.4 Successors and Assigns of Osborn. The provisions of this Agreement that are for Osborn's benefit are personal in nature and shall not be assignable but may be enforced by the executor or administrator of Osborn's estate, in the event of his death or Osborn's legal representative in the event of his incapacity. Except as otherwise provided in this Section 4.4, this Agreement shall be binding upon the parties hereto and their respective successors and assigns.

       Section 4.5 Duplicate Originals. All parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

       Section 4.6 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

       Section 4.7   No Waivers; Amendments.

       4.7.1 No failure or delay on the part of the Company or Osborne in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or Osborn at law or in equity or otherwise.

       4.7.2 Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and Osborn.


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                                      -13-

                            SIGNATURES TO AGREEMENT

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.



                                               CAPSTAR BROADCASTING PARTNERS,
                                               INC.



                                               By: /s/ WILLIAM S. BANOWSKY, JR.
                                                  ------------------------------
                                               Name:  William S. Banowsky, Jr.
                                                    ----------------------------
                                               Title:  Executive Vice President
                                                     ---------------------------



                                                   /s/ FRANK D. OSBORN
                                               ---------------------------------
                                               Frank D. Osborn